Exhibit 10.2

SECOND AMENDMENT TO LOAN DOCUMENTS

This Second Amendment to Loan Documents (this “Amendment”) is entered into as of March 24, 2023, by and among AVENUE CAPITAL MANAGEMENT II L.P., a Delaware limited partnership, as administrative and collateral agent (in such capacity, “Agent”), the other Lenders party hereto and AYTU BIOPHARMA, INC., a Delaware corporation (together with each other party executing a signature page hereto to as a borrower, individually and collectively, jointly and severally, “Borrower”).

RECITALS

Borrower, Agent and Lender are parties to those certain Loan Documents, dated as of January 26, 2022, including the Loan and Security Agreement (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.The following terms and their respective definitions hereby are amended and restated in their entirety in Article 11 of the Agreement as follows:

“AR Facility” means that certain credit facility provided pursuant to that certain Loan and Security Agreement dated as of October 2, 2019, by and among Neos Therapeutics, Inc. and the other borrowers party thereto from time to time, Eclipse Business Capital LLC (f/k/a Encina Business Credit, LLC), as agent, and the lenders party thereto from time to time (as amended, restated, refinanced, supplemented or otherwise modified from time to time, the “AR Credit Agreement”) provided that (i) the Indebtedness and other obligations evidenced thereby does not at any time exceed Fourteen Million Five Hundred Dollars ($14,500,000.00) inclusive of the Excess Availability (as defined therein) provided such Excess Availability shall not be less than Two Million Five Hundred Thousand Dollars ($2,500,000.00); (ii) at no time shall the principal amount of Indebtedness thereunder exceed Twelve Million Dollars ($12,000,000.00); and (iii) the same is subject to the Intercreditor Agreement.

2.No course of dealing on the part of Lender, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Lender.

3.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement, as amended hereby. The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms of the Loan Documents. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Documents, as in effect prior to the date hereof.

4.Borrower hereby represents that Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment and the organizational documents of Borrower delivered to Lender on the Closing Date, and updated pursuant to subsequent deliveries by the Borrower to the Lender, if any, remain true, accurate and complete and have not otherwise been amended, supplemented or restated and are and continue to be in full force and effect.

5.As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance reasonably satisfactory to Lender, the following:

(a)this Amendment, duly executed by Borrower;

(b)an amendment fee in the amount of Fifty Thousand Dollars ($50,000.00), which may be debited from the Borrower’s Primary Operating Account; and

(c)all reasonable and documented, out-of-pocket Lender legal expenses incurred through the date of this Amendment, which Borrower shall remit via wire transfer on the date of execution of this Amendment per the instructions set forth on Annex A hereto.

6.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Amendment may be executed by electronic signatures. Delivery of an executed signature page to this Amendment by facsimile or other electronic mail transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be effective as delivery of a manually executed counterpart hereof. The words “execution”, “signed”, “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

7.The terms of Section 9.11 and Section 9.12 of the Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BORROWER:

Aytu BioPharma, Inc.

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

Aytu Therapeutics, LLC

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

Innovus Pharmaceuticals, Inc.

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

Semprae Laboratories, Inc.

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

Novalere, Inc.

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

Supplement Hunt, Inc.

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

Delta Prime Savings Club, Inc.

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

Neos Therapeutics, Inc.

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

Neos Therapeutics, LP

By:
	Name:	Joshua Disbrow
	Title:	Chief Executive Officer

Neos Therapeutics Commercial, LLC

By:
	Name:	Joshua Disbrow
	Title:	Chief Executive Officer

Neos Therapeutics Brands, LLC

By:
	Name:	Joshua Disbrow
	Title:	Chief Executive Officer

PharmaFab Texas, LLC

By:
	Name:	Joshua Disbrow
	Title:	Chief Executive Officer

Address for Notices (c/o):	373 Inverness Parkway, Suite 206
Englewood, CO 80012
Attn: Mark Oki, CFO
Email:

AGENT:

AVENUE CAPITAL MANAGEMENT II, L.P.

	By:	Avenue Capital Management II GenPar, LLC
	Its:	General Partner

By:
	Name:	Sonia Gardner
	Title:	Member

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

By:
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

	By:	Avenue Venture Opportunities Partners II, LLC
	Its:	General Partner

By:
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

[Signature Page to Second Amendment to Loan Documents]

ANNEX A

(Barnes & Thornburg Wire Instructions)

Lender’s legal fees and expenses: [redacted]

Account Name:	[redacted]
Bank Name:	[redacted]
Account Number:	[redacted]
ABA Number:	[redacted]
ABA Number:	[redacted]
SWIFT CODE:	[redacted]
Reference:	[redacted]
Please send remittance information to:	[redacted]